Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RedCloud Holdings plc (the “Company”) on Form 20-F for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Justin Floyd, chief executive officer of the Company, and I, Neil Woodman, executive vice president of finance (principal financial and accounting officer) of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2025	By:	/s/ Justin Floyd
Justin Floyd
Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Neil Woodman
Neil Woodman Executive Vice President of Finance (Principal Financial and Accounting Officer)